SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

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EAS CROW POINT ALTERNATIVES FUND

(formerly EAS ALTERNATIVES FUND)

a series of

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held MARCH 28, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the EAS CROW POINT ALTERNATIVES FUND, formerly EAS ALTERNATIVES FUND (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on March 28, 2013 at 10:00 a.m., Eastern Time, for the following purposes:

1.   To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Crow Point Partners, LLC, a new proposed investment adviser to the Fund.  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on February 11, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on March 28, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/EAS.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

EAS Crow Point Alternatives Fund

(formerly EAS Alternatives Fund)

a series of

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held MARCH 28, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the EAS CROW POINT ALTERNATIVES FUND, formerly the EAS ALTERNATIVES FUND (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC,  80 Arkay Drive, Hauppauge, NY 11788 on MARCH 28, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 4, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.   To approve a new Investment Advisory Agreement (“New Advisory Agreement”) between the Trust, on behalf of the Fund and Crow Point Partners, LLC (“Crow Point”), a new proposed investment adviser to the Fund.  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 11, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report and most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Hauppauge, NY 11788, or by calling 1-877-EAS-0757.

PROPOSAL I

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN

THE TRUST AND CROW POINT PARTNERS, LLC

Background

The primary purpose of this proposal is to approve Crow Point to become the new investment adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new Advisory Agreement between the Trust, on behalf of the Fund, and Crow Point (the “New Advisory Agreement”).  Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Advisory Agreement is similar in all material respects to the prior Advisory Agreement with the Fund’s previous investment adviser, Emerald Asset Advisors, LLC (the “Prior Advisory Agreement”), except that the date of its execution, effectiveness, and termination are changed and the New Advisory Agreement will refer to the Fund’s new name (EAS Crow Point Alternatives Fund) and include Crow Point as the Fund’s sole investment adviser.  The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

Crow Point is a privately-held investment advisory firm, based in Scituate, Massachusetts, that is registered as an investment adviser with the Securities and Exchange Commission.  Crow Point currently serves as sub-adviser to three mutual funds pursuing strategies that include utilities and global equities.  As of February 6, 2013, Crow Point had approximately $1.1 billion in assets under management.

The Fund’s former investment adviser, Emerald Asset Advisors, LLC (“Emerald”), served in such capacity from the Fund’s commencement of operations on August 14, 2008 through March 1, 2013.  On March 1, 2013, Emerald resigned as investment adviser to the Fund and terminated the Prior Agreement because Emerald no longer desired to serve as investment adviser to the Fund.  Emerald had previously notified the Trust of its desire to exit the mutual fund business and transition the management of the Fund to a capable adviser with a strong portfolio management team.  Based upon conversations with Trust management who assisted Emerald in identifying Crow Point, and after evaluating Crow Point, Emerald determined that it would be in the best interest of the Fund and the Fund’s shareholders to request and recommend that the Board and the Fund’s shareholders approve Crow Point as the new adviser to the Fund.  The resignation and termination were accepted by the Trust on March 1, 2013, terminating the Prior Advisory Agreement pursuant to its terms and as required by the Investment Company Act of 1940, as amended (the “1940 Act”).  The 1940 Act requires that Advisory Agreements, other than certain interim Advisory Agreements referred to below, be approved by a vote of a majority of the outstanding shares of the Fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Crow Point.

At a meeting on February 6, 2013 (the “Board Meeting”), the Trustees approved an interim Advisory Agreement between the Trust, on behalf of the Fund, and Crow Point (the “Interim Advisory Agreement”) and the New Advisory Agreement, subject to shareholder approval.  The Interim Advisory Agreement allows Crow Point to manage the Fund while the Trustees solicit shareholder approval for the New Advisory Agreement.  The Interim Advisory Agreement became effective on March 1, 2013 and will be effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Crow Point replaces Emerald as the adviser (iii) all fees earned by Crow Point under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Advisory Agreement and (iv) to reflect the new name of the Fund, as approved by written consent of the Board of Trustees effective as of February 15, 2013.  If the Fund shareholders approve the New Advisory Agreement, the escrowed management fees will be paid to Crow Point.

The Advisory Agreements

Under the terms of the Prior Advisory Agreement and Interim Advisory Agreement, the Fund’s adviser receives an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets.  For such compensation, the adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions, and such policies as the Trustees may determine.  Emerald had contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of the Fund's average daily net assets.  The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Emerald has assigned the Expense Limitation Agreement to Crow Point.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Crow Point.  If the New Advisory Agreement with Crow Point is not approved, the Board of Trustees and Crow Point will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement will become effective upon approval by the shareholders of the Fund.  The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees (defined below), by a vote cast in person at a meeting called for the purpose of voting such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Crow Point given to the Fund.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that Crow Point shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

The Shareholders of the Fund last approved the Prior Advisory Agreement on February 15, 2011.  During the fiscal year ended April 30, 2012, under the Prior Advisory Agreement, the Fund paid Emerald $760,775 in advisory fees.  The Prior Advisory Agreement was renewed for an additional year by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), at a meeting of the Board held on December 12, 2012.

Information Concerning Crow Point

Crow Point is a limited liability company organized in 2006 under the laws of the State of Delaware and located at 10 New Driftway # 203, Scituate, MA 02066.  Crow Point is co-owned and controlled by Peter J. DeCaprio and Timothy P. O’Brien.  The names, titles, addresses, and principal occupations of the officers and directors of Crow Point are set forth below:

Name and Address*:	Title:	Principal Occupation:
Peter J. DeCaprio	Managing Member, Managing Director, and Assistant Compliance Officer	Managing Member, Managing Member, Assistant Compliance Officer and Portfolio Manager, Crow Point
Timothy P. O’Brien, CFA	Managing Member and Managing Director	Managing Member, Managing Director and Portfolio Manager, Crow Point
James B. Craver	Chief Compliance Officer	President, James B. Craver & Associates, P.C. (a law firm)

* Each person’s address is in care of Crow Point, 10 New Driftway # 203, Scituate, MA 02066.

Evaluation by the Board of Trustees

At a an in-person meeting of the Board of Trustees on February 6, 2013, the Board, including the Independent Trustees,  considered the approval of the New Advisory Agreement.  The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process.  The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement:

Nature, Extent and Quality of Service.  The Trustees discussed the nature and quality of the services to be provided by Crow Point Partners, LLC (“Crow Point”) as adviser to the Fund.  In particular, they noted that Crow Point will provide investment research and analysis, portfolio management, trading assistance, compliance support, and will dedicate several experienced professionals to the marketing and promotion of the Fund through its established distribution channels.  The Trustees considered favorably the fact that in monitoring the performance of the Fund’s underlying investments, Crow Point will employ a due diligence process consisting of various triggers that suggest Crow Point’s commitment to a strong sell side discipline.  They noted Crow Point was established in 2006, currently has approximately $1.1 billion in assets under management and, based on a review of Crow Point’s financial information, Crow Point has the resources necessary to support its operations.  They considered the strength, and collective 50 years of investment experience, Crow Point’s core investment team would bring to the Fund and its shareholders.  They further noted that Crow Point employs a “win by not losing” philosophy, which demonstrates a commitment to risk management.  The Trustees considered Crow Point’s significant experience in the mutual fund asset management industry as adviser or sub-adviser to other existing mutual funds.  The Trustees concluded that the Fund and its shareholders will benefit from the synergies, expertise, resources and opportunities that Crow Point can bring to the table.

Performance.  The Trustees considered Crow Point’s commitment to “re-engineering” the Fund by focusing on streamlining the investment process, trying to find the best possible products at the lowest possible prices.  The Trustees then reviewed performance of other funds managed by Crow Point, noting that Crow Point has an established history of reducing downsides, and participating in upside rallies.  The Trustees noted that a utility and telecommunications fund managed by Crow Point since December 31, 2002 outperformed the S&P 500 Utilities Index over the last 1, 5 and 10 year periods, and since Crow Point began managing the fund.  They further noted that in the last year, the utility and telecommunications fund returned 8.93% vs. 1.29% for the S&P 500 Utilities Index.  The Trustees concluded that while past performance is no guarantee of future success, Crow Point has demonstrated through its previous performance managing other mutual funds that it has a reasonable chance of success and the Trustees expect that it has the potential to be successful with the future performance of the Fund.

Fees and Expenses.  The Trustees compared the proposed investment management fee to be charged to the Fund with the average fee charged by funds in its peer group and the Morningstar category average.  They noted that the proposed investment management fee of 1.00% was slightly above the peer group average of 0.96% but below the Morningstar average of 1.13%.  The Trustees noted that the 1.00% proposed investment management fee is the same fee the Fund currently pays under the existing advisory agreement with Emerald Asset Advisors, LLC.  They considered Crow Point’s representation that managing a true multi-strategy alternatives portfolio demands an extensive level of research, analysis and diligence given the intricacies of the strategies involved, and that Crow Point is bringing those tools and expertise to the Fund.  They further noted that Crow Point offers a unique value-add by including a proprietary quantitative model in its process that allows the Fund to operate more tactically, and that there is a considerable cost Crow Point must incur to sustain the human capital and resources necessary to employ high-caliber investment professionals and provide quality research.  They also noted that the Fund has an expense cap in place with its current adviser, and Crow Point intends for the expense cap to be continued under the New Advisory Agreement.  Overall they found the fees and expenses to be reasonable.

Economies of Scale.  The Trustees noted that due to the current level of assets in the Fund, Crow Point was not willing to negotiate breakpoints at this time.  They considered, however, that a representative of Crow Point had indicated its willingness to negotiate breakpoints when the Fund reaches $100 million in assets, and Crow Point had agreed to consider breakpoints if the Fund achieves significant growth, and had agreed to continue an expense limitation agreement, noting that Crow Point is mindful of fees in the other funds it manages.  They further noted that Crow Point has voluntarily agreed to expend its own resources to further the promotion of the Fund, and considered that shareholders could benefit sooner from economies of scale if Crow Point is successful in raising the assets of the Fund.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, and in consideration of the expense limitation agreement and Crow Point’s willingness to discuss breakpoints at a later time, economies of scale would be revisited when the New Advisory Agreement is considered for renewal.

Profitability.  The Trustees considered the anticipated profits to be realized by Crow Point in connection with the operation of the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund.  The Trustees noted that Crow Point anticipates earning a modest gross profit during the first year.  The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion.  Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed New Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee and advisory fee structure are reasonable and that approval of the New Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Crow Point as its investment adviser pursuant to the Interim Agreement.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 2,229,981 shares (1,403,200 Class I shares, 826,781 Class A shares and 77,611 Class C shares) of beneficial interest of the Fund issued and outstanding.  All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially own more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Fund
Class C Shares
NFS Judith C Macken Revocable Trust 3410 N 34th Avenue Hollywood, FL 33021	7,993	10.30%
NFS FBO Stacey Ramer 4250 Fox Ridge Drive Weston, FL 33331	6,848	8.82%
Marjorie Rohrig 4920 Ingalls Wheat Ridge, CO 80033	4,606	5.93%
NFS TOD Katherine Capone 184 Vallette Street Cranston, RI 02920	4,134	5.33%
NFS FBO Denise L Driscoll 9 Jaclyn Drive Coventry, RI 33331	3,956	5.10%
Class I Shares
Charles Schwab & CO 101 Montgomery Street San Francisco, CA 94104	803,952	57.29%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive,

Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Crow Point.  In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Crow Point will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust and Crow Point may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at (631) 470-2600, or write the Trust at 80 Arkay Drive, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on MARCH 28, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed New Advisory Agreement), and Proxy Card are available at
www.proxyonline.us/docs/EAS.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated March 4, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET, AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

Appendix A

INVESTMENT ADVISORY AGREEMENT

between

NORTHERN LIGHTS FUND TRUST

and

CROW POINT PARTNERS, LLC

      AGREEMENT (the "Agreement"), made as of March  [__], 2013 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Crow Point Partners, LLC a Delaware limited liability company (the "Adviser") located at 10 New Driftway, Suite 203, Scituate, MA 02066.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the 1940 Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the 1940 Act.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the 1940 Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Adviser’s proxy voting policy.  The Adviser agrees to provide a copy of the adviser’s proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of [___], 2013 and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of Massachusetts..

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title:   President

CROW POINT PARTNERS LLC

                               By: ____________________________

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
EAS Crow Point Alternatives Fund	1.00%

[                               ]

PROXY

 CARD

small barcode here

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130

EAS CROW POINT ALTERNATIVES FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the EAS Crow Point Alternatives Fund (formerly EAS Alternatives Fund), a series of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on March 28, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the EAS Alternatives Fund, on the proposal set forth:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING

WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A

LATER DATE, OR BY APPEARING IN‐PERSON AND VOTING AT THE MEETING.

NOTE: Please sign exactly as your name or names appear on this Proxy Card.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full ll title as such.   If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in full partnership name by a duly authorized person, giving full title as such.

SIGNATURE                                                                         DATE

SIGNATURE (if held jointly)

DATE

Title – if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy: VOTE BY PHONE:

To  cast  your  vote  by  phone  with  a  proxy  voting  representative,  call  toll‐free  (800)  398‐3191  and  provide  the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

EAS CROW POINT ALTERNATIVES FUND

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

[X]

The Board of Trustees recommends that you vote “FOR” the proposal:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSALS:

1. To  approve  a  new  Investment  Advisory Agreement between the Trust, on behalf of the Fund and Crow Point Partners, LLC, a new proposed investment adviser to the Fund.   No fee increased is proposed.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

FOR

AGAINST

ABSTAIN

□

□

□

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

If you have any questions regarding the proxy material or to vote your shares, please call 1(800)3983191 toll‐free between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday to speak with AST Fund Solutions, LLC, which is assisting in the solicitation of proxies.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting: A copy of the proxy statement and sample proxy ballot are available at:

www.proxyonline.us/docs/EAS.pdf